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                                                                    Exhibit 10.8


                                                                  EXECUTION COPY



                      SEVENTH AMENDMENT, CONSENT AND WAIVER

                  SEVENTH AMENDMENT, CONSENT AND WAIVER, dated as of May 1, 1999 (this "Amendment"), to the Credit Agreement, dated as of March 2, 1998 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among CUMULUS MEDIA INC., an Illinois corporation formerly known as Cumulus Holdings, Inc. (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor and arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower;

                  WHEREAS, the Borrower has requested the Required Lenders to consent to certain acquisitions made by the Borrower, and the Required Lenders are willing to consent to such acquisitions in the manner provided for in this Amendment; and

                  WHEREAS, the Borrower has requested the Required Lenders to waive and amend a certain covenant in the Credit Agreement, and the Required Lenders are willing to waive and amend such covenant in the manner provided for in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:


                  SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT.
Section 7.1(a) of the Credit Agreement is hereby amended, effective retroactively to January 1, 1999, by (1) deleting the ratio "7.00 to 1.00" appearing directly opposite the words "January 1, 1999 to March 31, 1999" contained therein and inserting in lieu thereof the ratio "7.50 to 1.00", and
(2) deleting the ratio "6.50 to 1.00" appearing directly opposite the words "April 1, 1999 to June 30, 1999" contained therein and inserting in lieu thereof the ratio "7.50 to 1.00".

                  SECTION 3. WAIVER. The Required Lenders hereby waive any Default or Event of Default arising from violation of Section 7.1(a) of the Credit Agreement for the period ended March 31, 1999.
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                  SECTION 4. CONSENT TO CERTAIN PERMITTED ACQUISITIONS. The
Required Lenders hereby consent to the acquisitions made by the Borrower of Clarendon County (Florence), Nautical Broadcasting (Florence) and Pamplico Broadcasting (Florence) as Permitted Acquisitions.

                  SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower and the Lenders shall have executed and delivered to the Administrative Agent this Amendment and each Subsidiary Guarantor shall have executed the Acknowledgment and Consent in the form annexed hereto.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

                  SECTION 7. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

                  SECTION 8. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  SECTION 9. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  SECTION 10. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             CUMULUS MEDIA INC.


                                             By:   /s/ Daniel O'Donnell
                                                --------------------------------
                                                Name:  Daniel O'Donnell
                                                Title: Director of Finance


                                             LEHMAN COMMERCIAL PAPER INC., as
                                              Administrative Agent and as Lender


                                             By:   /s/ William J. Gallagher
                                                --------------------------------
                                                Name:  William J. Gallagher
                                                Title: Authorized Signatory
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                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of March 2, 1998, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                             CUMULUS BROADCASTING, INC.


                                             By: /s/ Daniel O'Donnell
                                                --------------------------------
                                                Title: Vice President


                                             CUMULUS LICENSING CORP.


                                             By: /s/ Daniel O'Donnell
                                                --------------------------------
                                                Title: Vice President


                                             CARIBBEAN COMMUNICATIONS COMPANY
                                              LIMITED



                                             By: /s/ Terrence J. Leahy
                                                --------------------------------
                                                Title: Secretary



                                             GEM RADIO FIVE LTD.



                                             By: /s/ Terrence J. Leahy
                                                --------------------------------
                                                Title: Secretary



                                             CUMULUS WIRELESS SERVICES INC.



                                             By: /s/ Terrence J. Leahy
                                                --------------------------------
                                                Title: Secretary